3,200,000 Shares*
                                 MOOVIES, INC.
                                  Common Stock
                             UNDERWRITING AGREEMENT


              , 1996

NEEDHAM & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
SCOTT & STRINGFELLOW, INC.
    As Representatives of the several Underwriters
    c/o Needham & Company, Inc.
    400 Park Avenue
    New York, New York 10022

Ladies and Gentlemen:

     Moovies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 3,200,000 shares (the "Firm Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), to you and to the several other Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 480,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1 (b). The Firm Shares and the Option Shares are referred to collectively herein as the "Shares".

 * Plus an option to purchase up to an additional 480,000 shares to cover over-allotments.

     The Company confirms as follows its agreement with the Representatives and the several other Underwriters.

I. Agreement to Sell and Purchase.

    A. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Company Shares to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $___ per share for each Firm Share.


     B. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 480,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover overallotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

     II. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of the Company at the office of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, at 10:00
a.m., New York City time, on    , 1996 or at such time and place on such other
date as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

     To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

     Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the

Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

     The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

     III. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

          A. A registration statement (Registration No. 333-4270) on Form S-l relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been made prior to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus subject to completion as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus necessary to permit such registration statement to become effective, will be filed promptly by the Company with the Commission. If such registration statement has become effective, either (i) if the Company relies on Rule 434 under the Act, a term sheet relating to the Shares, that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the Rules and Regulations or (ii) if the Company does not rely on Rule 434 under the Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations, will be filed promptly by the Company with the Commission in accordance with the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all financial statements and exhibits and any information deemed to be included by Rule 430A of the Rules and Regulations. The term "Prospectus" means (A) if the Company relies on Rule 434 of the Rules and Regulations, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the Rules and Regulations, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 of the Rules and

     Regulations, the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or (C) if the Company does not rely on Rule 434 of the Rules and Regulations and if no prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations, the form of final prospectus included in the Registration Statement at the Effective Date. The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the Rules and Regulations. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          B. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued by the Commission and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

          C. On the date any preliminary prospectus was filed with the Commission on or after May 1, 1996, the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), the date the Term Sheet that is a part of the Prospectus is first filed with the Commission pursuant to Rule 434 (if required) at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, such preliminary prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply in all material respects, except for the financial statements for Premiere Video, which were excluded from the initial Registration Statement but were included in Amendment No. 1 to the Registration Statement, with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. At the date any preliminary prospectus was filed with the Commission on or after May 1, 1996, the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, such preliminary prospectus or the Prospectus, as the case may be, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the (i) list of Underwriters under the heading

     "Underwriting" in the Registration Statement and the Prospectus and (ii) the statements in the first paragraph under the list of Underwriters under the heading "Underwriting" in the Registration Statement and the Prospectus relating to the selling concession and underwriting discount constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement and the Prospectus.

          D. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at the Closing Date and, if later, the Option Closing Date, will have, full power and authority (corporate and other) to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it, in either case as of the date of this Agreement makes such license or qualification necessary, except where failure to be so qualified or licensed would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. Other than the entities described in Exhibit 2.1.1 to the Registration Statement (the "Subsidiaries"), the Company (i) does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any capital stock or any other equity or debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity and (ii) is not, and at the Closing Date and, if later, the Option Closing Date, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the Certificate of Incorporation and the By-laws of the Company and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

          E. Each of the Subsidiaries is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as now conducted. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted requires such qualification, except where failure to be so qualified would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Prospectus, are owned by the Company free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

          F. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; the Shares have been duly authorized and when issued and delivered against payment therefor as contemplated by this Agreement will be validly issued, fully paid and nonassessable; the form of certificates evidencing the Shares comply with all applicable requirements of Delaware Law; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock or partnership interests, or any such warrants, convertible securities or obligations, except for options granted in ordinary course under the 1995 Stock Plan subsequent to the date of the Prospectus.

          G. The consolidated financial statements and schedules of the Company and the Subsidiaries included in the Registration Statement or the Prospectus present fairly the financial condition of the Company and the Subsidiaries consolidated as of the respective dates thereof and the results of operations and cash flows of the Company as the case may be, for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company or any other company or entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick LLP (the "Accountants"), who have reported on certain of such financial statements and schedules, are, and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent accountants with respect to the Company, as the case may be, as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. The unaudited pro forma combined financial statements included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations and management of the Company believes (A) the assumptions underlying the pro forma adjustments are reasonable, (B) that such adjustments have been properly applied to the historical amounts in the compilation of such statements and
     (C) that such statements fairly present, with respect to the Company and the Subsidiaries, the combined pro forma financial position and results of operations and the other information purported to be shown therein at the respective dates or for the respective periods therein specified.

          H. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) other than scheduled debt payments there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any Subsidiary or any material adverse change or any development involving a prospective material adverse change, in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any Subsidiary, arising for any reason whatsoever, (ii) neither the Company nor any Subsidiary has incurred or will incur any material liabilities or obligations, direct or contingent, nor has the Company or any Subsidiary entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and therein and (iii) Neither the Company nor any Subsidiary has or will have purchased any of its outstanding capital stock or paid or declared any dividends or other distributions of any kind on any class of its capital stock.

          I. Neither the Company nor any Subsidiary is, will become as a result of the transactions contemplated hereby, or intends to conduct its business in a manner that would cause it to become, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          J. Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings (formal or informal) pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or its respective properties or assets or any of its respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, materially and adversely affect the Company and the subsidiaries taken as a whole, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the subsidiaries taken as a whole, or the transactions contemplated by this Agreement.

          K. The Company and each Subsidiary has, and at the Closing Date and, if later, the Option Closing Date, will have, performed all the obligations required to be performed by it, and is not, and at the Closing Date, and, if later, the Option Closing Date, will not be, in default, under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which its property is bound or affected, which failure to perform or default might reasonably be
     expected  to  materially   and   adversely
     affect the Company and its Subsidiaries taken as a whole, the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, or the transactions contemplated by this Agreement. To the best knowledge of the Company, no other party under any contract or other instrument to which it is a party is in default in any respect thereunder, which default might materially and adversely affect the Company and its Subsidiaries taken as a whole, or the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, or the transactions contemplated by this Agreement. Neither the Company nor any Subsidiary is, and at the Closing Date and, if later, the Option Closing Date, will be, in violation of any provision of its Certificate of Incorporation, By-laws or other organizational documents.

          L. No consent, approval, authorization, order or declaration of or from, or any filing or registration with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act or the Rules and Regulations (or, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offer, sale and distribution by the Underwriters of the Shares.

          M. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Certificate of Incorporation or By-laws or other organizational documents of the Company or any Subsidiary or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any of its respective properties is bound or affected, or (ii) violate or conflict with any judgment, ruling, decree or order, or statute, rule or regulation of any court or other governmental agency or body, in either case applicable to the business or properties of the Company or any Subsidiary.

          N. The Company and the Subsidiaries have good and marketable title to all properties and assets described in the Prospectus, as owned by them, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages, defects or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or any Subsidiaries. The Company and the Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus, as leased by them. The Company and each Subsidiary owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole.

          O. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or a Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against and by the Company in accordance with the terms thereof, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other law affecting creditors' rights and by general equitable principles.

          P. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 5 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

          Q. Neither the Company, the Subsidiaries nor any of its respective directors, officers or controlling persons has (i) taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares other than entering into the lock-up agreements described in the Prospectus, or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          R. Except for (i) the Registration Rights Agreements filed as exhibits to the Registration Statement (collectively, the "Registration Rights Agreements") and (ii) the warrants issued to Needham & Company, Inc. and Scott & Stringfellow, Inc. in connection with the Company's initial public offering, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          S. The Company has filed a registration statement pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has registered the Common Stock under the Exchange Act. The Company has filed an application to list the Shares on the Nasdaq Stock Market's National Market ("NMS"), and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

          T. Except as disclosed in or contemplated by the Prospectus, the Company and each of the Subsidiaries owns or has the right to use all patents, patent applications, trademarks, trademark applications, tradenames, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to conduct their businesses as now conducted or as proposed to be conducted; and the Company has no knowledge of any infringement by it or any Subsidiary of Intangibles of others, and there is no claim being made against the Company or any Subsidiary, or to the best of the Company's knowledge, any employee of the Company or any Subsidiary, regarding infringement of any Intangibles of others which could have a material and adverse effect on the Company and its Subsidiaries, taken as a whole, or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, as the case may be, and, to the best knowledge of the Company, there is no infringement by others of Intangibles of the Company or any Subsidiary.

          U. The Company and each Subsidiary has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes have become due. Neither the Company nor any Subsidiary has any tax deficiency which has been or might be asserted or threatened against it which could have a material and adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole.

          V. The operations of the Company and each Subsidiary with respect to any real property currently leased or owned or by any means controlled by it (the "Real Property") are in compliance in all material respects with all applicable federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and each Subsidiary has all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations except where the failure to comply would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole; neither the Company nor any Subsidiary has authorized or conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property; and there is no pending or, to the best knowledge of the Company, any threatened claim, litigation or any administrative agency proceeding, nor has the Company or any Subsidiary received any written or oral notice from any governmental entity or third party, that: (i) alleges a violation of any Laws by the Company or such Subsidiary; (ii) alleges the Company or such Subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. s.9601 et seq. or any state superfund law; (iii) alleges possible contamination of the environment by the Company or such Subsidiary; or (iv) alleges possible contamination of the Real Property.

          W. The Company and each Subsidiary owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct its respective business as contemplated in the Prospectus except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the
     Company  and  the  Subsidiaries,   taken  as  a  whole,  or  the  business,
     properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, as the case may be. There is no proceeding pending or, to the best knowledge of the Company, threatened (or any basis therefor known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each Subsidiary is conducting its respective business in compliance with all laws, rules and regulations applicable thereto except where such noncompliance would not materially and adversely affect the Company and the Subsidiaries, taken as a whole or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, as the case may be.

          X. The Company and each Subsidiary maintains insurance of the types and in the amounts generally deemed adequate for its respective business, including, but not limited to, insurance covering real and personal property owned or leased by the Company or such Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          Y. Neither the Company nor any Subsidiary has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          Z. No labor dispute with the employees of the Company or any Subsidiary exists or, to the best knowledge of the Company, is threatened; and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or any movie studio, that might reasonably be expected to result in any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole.

          AA. Since August 3, 1995, neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

          BB. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

     IV.  Agreements or the  Company.   The  Company  agrees  with  the  several
Underwriters as

          A. The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, or file a Term Sheet, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

          B. The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A or Rule 434, as applicable, and will notify the Representatives promptly of all such filings.

          C. The Company will furnish to the Representatives, without charge, three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

          D. The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          E. On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the foregoing, the Company, not later than 10:00 a.m. on the business day following the date of determination of the public offering price will deliver to the Representatives, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or opinion of counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in light of the circumstances under which it was made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request. Neither your consent to, nor the Underwriters' delivery of, any such supplement or amendment shall constitute a waiver of any of the conditions set forth in Section 5.

          F. Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

          G. The Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated subsidiaries, if any, certified by the Company's independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries, if any, for such quarter in reasonable detail.

          H. During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports and definitive proxy statements as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

          I. The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

          J. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaires, (iv) furnishing

     (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the NMS, (vi) any filings required to be made by the Underwriters with the NASD, and the reasonable fees and all disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to
     Section 4(f), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (ix) the transfer agent for the Shares.

          K. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 7 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder or thereunder (other than as a direct result of a default by the Underwriters hereunder), the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

          L. The Company will not at any time, (i) directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          M. The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

          N. The Company will not, and will cause each of its officers, directors and certain stockholders designated by the Representative to enter into agreements with the Representatives to the effect that they will not, without the prior written consent of the Representatives, offer, sell, offer to sell, contract to sell, assign, grant any option to purchase, or otherwise dispose of or transfer any Common Stock of the Company or any other security of the Company, convertible into, or exchangeable or exercisable for, Common Stock for a period of 90 days after the date of the Prospectus except (i) directors, officers and stockholders may make bona fide gifts to donees who agree to be bound by such restrictions and (ii) the Company may (A) issue Common Stock or options to purchase Common Stock under the Moovies, Inc. 1995 Stock Plan, (B) may issue Common Stock upon the exercise of presently outstanding warrants and (C) may issue Common Stock in connection with the Company's express strategy of growth through acquisitions provided that such Common Stock is restricted and is not tradeable prior to the expiration of the lockup period.

          O. The Company shall have the Accountants perform the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited consolidated financial statements of the Company for the three-month periods ending June 30, 1996 and September 30, 1996.

     V. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

          A. Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424, Rule 434 and Rule 430A of the Rules and Regulations shall have been made.

          B. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and, if later, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.

          C. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

          D. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any Subsidiary or any of its respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the Company and the Subsidiaries, taken as a whole, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole or the transactions contemplated by this Agreement.

          E. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

          F. The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Ross Miller, General Counsel of the Company, with respect to the following matters:

               1. Except as set forth in the Prospectus, to the best knowledge of such counsel, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations.

               2.  To the  best  knowledge  of  such  counsel,  other  than  the
          Subsidiaries and the Pending Acquisition (as defined in the Registration Statement), the Company does not own or control, directly or indirectly, any capital stock or any other equity or debt securities of any corporation (other than short-term, interest-bearing debt securities held temporarily pending other uses of such proceeds) or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

               3. To the best knowledge of such counsel, except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings (formal or informal) pending or threatened against or affecting the Company or any Subsidiary or its respective properties or assets or any of its officers in their capacity as such before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by this Agreement.

               4. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present such information; and there are no legal or governmental proceedings material to the business of the Company that are not described in the Registration Statement or the Prospectus and, to the best knowledge of such counsel, there is no material document or contract to which the Company is a party which is not described in or filed with in the Registration Statement or the Prospectus.

               5. To the best knowledge of such counsel, no consent, approval, authorization, order or declaration of or from, or any filing or registration with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares (as to which such counsel need express no opinion) and such as have been obtained or made under the Act or the Rules and Regulations.

               6. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (A) result in a breach or violation of any of the terms or provisions of the Certificate of Incorporation or By-Laws of the Company or any Subsidiary (B) result in the creation or imposition of any lien, charge or incumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its respective properties is bound or affected, except for any such document that is filed as an Exhibit to the Registration Statement or is incorporated by reference therein and except where such lien, charge, incumbrance, breach, violation, default, termination or acceleration would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, (C) to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge or incumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument that is filed as an Exhibit to the Registration Statement or is incorporated by reference therein, to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its respective properties is bound or affected or (D) violate or conflict with any judgment, ruling, decree or order, in either case, applicable to the business or properties of the Company or any Subsidiary (except that such counsel need express no opinion as to state securities or Blue Sky laws).

               7. The statements under the captions "Risk Factors - Inability to Obtain and Adequately Manage Leased Inventory; Risk Factors -
          Dependence  Upon  Suppliers;   Business  -  Suppliers;   Management  -
          Employment Agreements; Covenants Not to Compete; Description of Capital Stock; in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are materially accurate summaries and fairly present the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

               8. Except for (i) the Registration Rights Agreements and (ii) the underwriters' warrants to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

     Such counsel shall also include a statement in such opinion as to the matters set forth in this paragraph. Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except with respect to the descriptions referred to in clause 7 above, such counsel is not passing upon and does not assume any responsibility therefor. Such counsel has no reason to believe that (i) as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) as of its date, as of the date of this Agreement and as of the Closing Date, the Prospectus or any amendment or supplement thereto contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other information of a financial or accounting nature set forth or referred to in the Registration Statement or in the Prospectus.

          G. The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Arnall, Golden & Gregory, counsel to the Company, with respect to the following matters:

               1. The Company is a corporation duly organized,  validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has adequate corporate power and authority to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus. The Company is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it, in either case as of the date of this Agreement, make such license or qualification necessary except where failure to be so licensed or qualified would not have a material adverse effect on the business properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

               2. Each of the Subsidiaries is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as now conducted. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted requires such qualification. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

               3. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; the Shares have been duly authorized and when issued and paid for as contemplated by this Agreement will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares comply with all applicable requirements of Delaware Law; and no statutory or, to the best knowledge of such counsel, contractual preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects.

               4. Except as set forth in the Prospectus, to the best knowledge of such counsel, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations.

               5.  To the  best  knowledge  of  such  counsel,  other  than  the
          Subsidiaries and the Pending Acquisition (as defined in the Registration Statement), the Company does not own or control, directly or indirectly, any capital stock or any other equity or debt securities of any corporation (other than short-term, interest-bearing debt securities held temporarily pending other uses or such proceeds) or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

               6. The authorized and outstanding capital stock of the Company is as set forth under the caption "Description of Capital" in the Registration Statement and the Prospectus.

               7. To the best knowledge of such counsel, except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings (formal or informal) pending or threatened against or affecting the Company or any Subsidiary or its respective properties or assets or any of its officers in their capacity as such before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole or the transactions contemplated by this Agreement.

               8. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and, to the best knowledge of such counsel, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

               9. No consent, approval, authorization, order or declaration of or from, or any filing or registration with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares (as to which such counsel need express no opinion) and such as have been obtained or made under the Act or the Rules and Regulations.

               10. The Company has adequate corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other law affecting creditors' rights and by general equitable principles, and except to the extent that the indemnification provisions set forth in Section of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

               11 . The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
          (A) result in a breach or violation of any of the terms or provisions of the Certificate of Incorporation or By-Laws of the Company or any Subsidiary (B) result in the creation or imposition of any lien, charge or incumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument that is filed as an Exhibit to the Registration Statement to which the Company or any

          Subsidiary is a party or by which the Company or any Subsidiary or any of its respective properties is bound or affected, except where such lien, charge, incumbrance, breach, violation, default, termination or acceleration would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole or (C) violate or conflict with any judgment, ruling, decree or order, or any statute, rule or regulation of any court or other governmental agency or body, in either case, applicable to the business or properties of the Company or any Subsidiary (except that such counsel need express no opinion as to state securities or Blue Sky laws).

               12. The statements under the captions "Risk Factors - Inability to Obtain and Adequately Manage Leased Inventory; Risk Factors - Dependence Upon Suppliers; Risk Factors - Shares Eligible for Future Sale; Risk Factors - Anti- Takeover Provisions; Business - Suppliers; Management - Employment Agreements; Covenants Not to Compete; Description of Capital Stock; and Shares Eligible for Future Sale" in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are materially accurate summaries and fairly present the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

               13 . Neither the Company nor any Subsidiary is or will become as a result of the transactions contemplated hereby, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

               14. The Shares have been approved for listing on the NMS, subject to notice of issuance.

               15. Except for (i) the Registration Rights Agreement and (ii) the underwriters' warrants to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               16. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.


     Such counsel shall also include a statement in such opinion as to the matters set forth in this and the next succeeding paragraph. The
     Registration Statement has become effective under the Act. to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission nor has an proceeding been instituted or contemplated for that purpose under the Act. The Prospectus or any Term Sheet that constitutes a part thereof has been filed with the Commission pursuant to Rules 424(b) and 434 of the Rules and Regulations under the Act within the time period required thereby.

     Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except with respect to the descriptions referred to in clauses 6 and 12 above, such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel has participated in discussions with representatives of the Underwriters and the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. On the basis of information that such counsel has gained in the course of its representation of the Company in connection with the Company's preparation of the Registration Statement and the Prospectus and such counsel's participation in the discussions referred to above, such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the published Rules and Regulations of the Commission thereunder. Further, such counsel has no reason to believe that (i) as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) as of its date, as of the date of this Agreement and as of the Closing Date, the Prospectus or any amendment or supplement thereto contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other information of a financial or accounting nature set forth or referred to in the Registration Statement or in the Prospectus.

     In rendering such opinion, such counsel may rely as to matters of local law on opinions of counsel, satisfactory in form and substance to the Representatives and counsel for the Underwriters, in which case the opinion of counsel for the Company shall state that they have no reason to believe that they and the Representatives are not entitled to so rely.

          H. The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from King & Spalding, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

          I. Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

          J. Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

               1 . Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

               2. Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

               3. Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

          K. On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(n).

          L. The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

          M. Prior to the Closing Date, the Shares shall have been duly authorized for listing on the NMS upon official notice of issuance.

          N. The Company shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the
     accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

     VI. Indemnification.

     A. The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration
Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided, however, that (i) the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus; and (ii) the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

     B. Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company, each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have.

     C. Any party that proposes to assert the right to be indemnified under this
Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party in writing of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

     D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this
Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expenses or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act or the Exchange Act will have the same rights to contribution as that party, and each director and officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

     E. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

     VII. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), in the sole judgment of the Representatives, by notice to the Company from the Representatives without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Shares, as the case may be, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the NMS, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Shares.

     VIII. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this
Section 8 by more than one-tenth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     IX. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in
Section 6 or the Company, or any officer or director or controlling person of the Company referred to in Section 6, and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 4(j) and 6 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     X. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 201 Brookfield Parkway, Greenville, South Carolina 29607, Attention: Chief Executive Officer, with a copy to T. Clark Fitzgerald III, Esq., Arnall Golden & Gregory, 2800 One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309 or (b) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, Attention: Corporate Finance Department, with a copy to Bruce N. Hawthorne, Esq., King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303. Any such notice shall be effective only upon receipt. Any notice under such Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

     Any action required or permitted to be made by the Representatives under this Agreement may be taken by them jointly or by Needham & Company, Inc.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                    Very truly yours,

                                    MOOVIES, INC.

                                    By: _______________________
                                        (Authorized Officer)




Confirmed as of the date first above mentioned:

NEEDHAM & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
SCOTT & STRINGFELLOW, INC.
     Acting on behalf of themselves and as the Representatives of the other several

    Underwriters named in Schedule I hereof.

By: NEEDHAM & COMPANY, INC.

By: __________________________
    (Authorized Officer)




                                   SCHEDULE I

                                  UNDERWRITERS

                                                Number of
                                              Firm Shares to
Name of Underwriter                            be purchased

Needham & Company, Inc
Wheat, First Securities, Inc.
Wheat, First Securities, Inc.
Scott & Stringfellow, Inc.